UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-04077

Name of Fund:  Merrill Lynch U.S. Government Fund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch U.S. Government Fund, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/06

Date of reporting period: 09/01/05 - 02/28/06

Item 1 -   Report to Stockholders


Semi-Annual Report
February 28, 2006


Merrill Lynch
U.S. Government Fund


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch U.S. Government Fund
Box 9011
Princeton, NJ 08543-9011


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A Letter From the President


Dear Shareholder

Financial markets began 2006 with a return to volatility following a fairly uninspiring 2005. For the six- and 12-month periods ended February 28, 2006, most major market indexes landed in positive territory:


Total Returns as of February 28, 2006                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 5.93%        + 8.40%
Small cap U.S. equities (Russell 2000 Index)                            +10.24         +16.59
International equities (MSCI Europe, Australasia, Far East Index)       +15.14         +17.41
Fixed income (Lehman Brothers Aggregate Bond Index)                     - 0.11         + 2.74
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.99         + 3.87
High yield bonds (Credit Suisse High Yield Index)                       + 1.89         + 3.27


The Federal Reserve Board (the Fed) increased interest rates 200 basis points (2.00%) over the past 12 months, bringing the target federal funds rate to 4.5%. Notably, Ben Bernanke replaced Alan Greenspan as Fed chairman in January, a month after the central bank removed the critical word "measured" from the description of its rate-hiking program. Still, most observers expect at least one more interest rate hike before the Fed pauses in its tightening campaign.

U.S. economic growth, which came in at 4.1% in the third quarter of 2005, fell to 1.6% in the fourth quarter. Growth is expected to reaccelerate in the first quarter of 2006, although the economy is likely to feel some pressure in the quarters ahead as the consumer sector seems to be softening. Capital spending by businesses, however, appears relatively strong. Overall corporate health, including strong company balance sheets, helped prompt robust dividend-distribution, share-buyback and merger-and-acquisition activity in 2005, a trend that has continued in 2006. This, as well as reasonably good company earnings and low core inflation, has been supportive of U.S. stocks despite the headwinds of rising interest rates and high energy prices. Many international equity markets have fared even better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, short-term interest rates continued to move higher as longer-term interest rates advanced more moderately. After flattening dramatically in 2005, the Treasury curve recently has been toying with bouts of inversion, whereby short-term yields have surpassed long-term yields. At period-end, the six-month Treasury bill offered the highest yield on the curve at 4.74%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial advisor and to make portfolio changes, as needed. For timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to continuing to serve your investment needs.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006



We are pleased to present to you the management team of

                    Merrill Lynch U.S. Government Fund


Laura Powers, Frank Viola and Thomas Musmanno are portfolio managers of Merrill Lynch U.S. Government Fund. Ms. Powers, who joined Merrill Lynch Investment Managers (MLIM) in 1988, received a bachelor's degree from Winona State University and is a Certified Public Accountant. Mr. Viola, who joined MLIM in 1997, earned a bachelor's degree from The Pennsylvania State University and is a CFA (R) charterholder, an associate of the Society of Actuaries and a member of the American Academy of Actuaries. Mr. Musmanno, who joined MLIM in 1993, received a bachelor's degree from Siena College and an MBA from St. John's University. He is a CFA charterholder and a member of the CFA Institute and the New York Society of Security Analysts.



Table of Contents                                              Page

A Letter From the President                                       2
A Discussion With Your Fund's Portfolio Managers                  4
Announcement to Shareholders                                      6
Performance Data                                                  6
Disclosure of Expenses                                            8
Schedule of Investments                                           9
Portfolio Information                                            13
Financial Statements                                             14
Financial Highlights                                             18
Notes to Financial Statements                                    23
Disclosure of Investment Advisory Agreement                      29
Officers and Trustees                                            31


CFA (R) and Chartered Financial Analyst (R) are trademarks owned by the CFA Institute.



MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006



A Discussion With Your Fund's Portfolio Managers


The Fund increased its distribution yield during the period and provided total returns similar to the Lipper Intermediate U.S. Government Fund's average in a challenging fixed income investment environment.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2006, Merrill Lynch U.S. Government Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of -.36%, -.62%, -.55%, -.14% and -.39%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the benchmark Citigroup Government/ Mortgage Index returned +.12%. Fund returns were generally competitive with those of its comparable Lipper category of Intermediate U.S. Government Funds, which provided an average return of -.24% for the six-month period. (Funds in this Lipper category invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of five years - 10 years.)

The Fund's primary objective is to seek current income for shareholders. As such, we are pleased with the Fund's ability to increase its monthly distribution yield to just over 4%, an increase of roughly 40 basis points (.40%) since our last report to shareholders. This yield is competitive with similar intermediate U.S. government funds.

During the past six months, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign with quarter-point rate hikes in September, November and December 2005 and January 2006. This brought the target federal funds rate to 4.5% at period-end. At the same time, rates rose all along the curve, with the two-year Treasury yield increasing 85 basis points to 4.69% over the six-month period, and the 10-year Treasury yield increasing 53 basis points to 4.55%. The yield curve, which had flattened considerably since the Fed began increasing interest rates in 2004, had inverted by period-end. That is, short-term issues were providing higher yields than long-term issues, marking the first yield curve inversion in about five years.

Given the rise in interest rates, our relatively short duration profile benefited performance, as the portfolio was less susceptible to the negative price impact of rising interest rates.

We did not have any significant biases in terms of the shape of the yield curve. We maintained an underweight in the 10-year sector, offset somewhat by exposure in the 30-year area. Ultimately, the flattening and then inversion of the yield curve hurt the mortgage dollar roll market, which had been a place to generate incremental returns in the Fund. This limited our ability to enhance returns to some extent. Also detracting from performance somewhat in the final two months of the period was a slight underweight to residential mortgages, which performed extremely well in the new year following a volatile period of under-performance in mid-to-late 2005.

While underexposed to U.S. Treasury and agency issues, we had more substantial positions in the agency commercial mortgage market. Spreads remained fairly tight in these markets throughout the period, meaning there was limited opportunity for capital appreciation. Still, these structured securities provide more yield than Treasury issues and agency debentures while also offering much better prepayment protection than residential mortgage-backed securities (MBS). This allowed us to add some yield in the prevailing market environment.


What changes were made to the portfolio during the period?

In an effort to pick up yield in a flat yield curve environment, we reduced our exposure to straight agency collateral and residential MBS and invested in structured agency product and collateralized mortgage obligations (CMOs). CMOs are pools of mortgages that are structured to provide a certain cash flow based on the prepayment speeds of the underlying mortgages. Essentially, the residential mortgage and CMO markets move in similar directions; however, as residential mortgages became expensive toward the end of the period, structured products lagged. This presented us with an opportunity to participate in the mortgage market at more attractive levels. The CMO market offered capital appreciation potential and better prepayment and extension protection.



MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006



Similarly, we found compelling opportunities in hybrid adjustable rate mortgages (ARMs), which also became available at relatively inexpensive levels. We expect hybrid ARMs to become richer as supply decreases and demand for the product remains steady. Hybrid ARMs had been the refinancing tool of choice for homeowners in previous years as the yield curve was extremely steep. Going forward, we expect mortgage creation to favor fixed rate due to the flattening of the yield curve, and rates on hybrid ARMs and 30-year fixed rate mortgages becoming increasingly similar causing a decrease in the supply of hybrid ARMS and, ultimately, tightening spreads. Like CMOs, the hybrid ARMs also offer better protection from prepayment and extension risk than the residential fixed rate mortgage market.

Other portfolio activity included the addition of agency commercial mortgages in December. These Fannie Mae issues serve as an alternative to owning straight Treasury or agency securities, once again reflecting our efforts to add structure to the portfolio and generate incremental yield above that offered by the Treasury and agency asset classes. In February, heavy supply brought opportunities to add some non-agency, AAA-rated commercial MBS to the portfolio. This was more of a tactical trade, as we intend to sell and take profits in the future when commercial MBS spreads tighten.

Throughout the period, we used Treasury futures and interest rate swaps as a vehicle to hedge interest rate risk. Interest rate swaps also allow us to hedge some of the high-quality spread risk that exists in some of the aforementioned products. Overall, we continued to de-emphasize total return trades in favor of transactions that we believed could positively affect the current yield of the portfolio.


How would you characterize the Fund's position at the close of the period?

With the economy expected to gain momentum in the first quarter of 2006, we expect the Fed to raise interest rates at its March meeting and perhaps once more by mid-year. At period-end, we had an underweight position in residential mortgages of approximately 5% relative to the benchmark. In addition, we positioned the Fund with hybrid ARMs and well-structured agency CMOs as a surrogate for residential mortgages. Both of these security types offer exposure to the mortgage market but with more protection in the event that interest rates do continue to rise. We also ended the period with nearly a 10% position in AAA-rated MBS, as we tactically established positions in this sector as opportunities presented themselves over the past six months.

In terms of duration, we remain slightly short relative to our benchmark in anticipation of healthy economic growth and continued Fed tightening. The majority of our short duration is expressed through an underweight position in the 10-year part of the yield curve. Overall, our focus continues to be on preserving the yield of the Fund, while also enhancing the overall structure of the portfolio and providing protection against rising interest rates.


Frank Viola
Vice President and Co-Portfolio Manager


Thomas Musmanno
Vice President and Co-Portfolio Manager


Laura Powers
Vice President and Co-Portfolio Manager


March 14, 2006



MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006



Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with nearly $1 trillion in assets under management (based on combined assets under management as of December 31, 2005). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Trustees and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006



Performance Data (concluded)


Recent Performance Results
                                                        6-Month         12-Month       10-Year        Standardized
As of February 28, 2006                               Total Return    Total Return   Total Return     30-Day Yield
ML U.S. Government Fund Class A Shares*                  -0.36%          +2.00%         +68.40%           4.02%
ML U.S. Government Fund Class B Shares*                  -0.62           +1.47          +59.92            3.67
ML U.S. Government Fund Class C Shares*                  -0.55           +1.42          +59.12            3.61
ML U.S. Government Fund Class I Shares*                  -0.14           +2.26          +72.82            4.44
ML U.S. Government Fund Class R Shares*                  -0.39           +1.75          +65.13            3.94
Citigroup Government/Mortgage Index**                    +0.12           +3.08          +82.11             --

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

** This unmanaged Index is a subset of the Citigroup U.S. Broad Investment Grade (USBIG) Index, tracking the performance of the U.S. Treasury/government-sponsored component (fixed rate issues with a maturity of one year or longer) and the mortgage component (15- and 30-year mortgages) of the USBIG.


Average Annual Total Return


                                      Return Without    Return With
                                       Sales Charge    Sales Charge**
Class A Shares*

One Year Ended 2/28/06                    +2.00%           -2.08%
Five Years Ended 2/28/06                  +4.20            +3.36
Ten Years Ended 2/28/06                   +5.35            +4.92

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.



                                          Return           Return
                                       Without CDSC     With CDSC**
Class B Shares*

One Year Ended 2/28/06                    +1.47%           -2.45%
Five Years Ended 2/28/06                  +3.67            +3.32
Ten Years Ended 2/28/06                   +4.81            +4.81

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                          Return           Return
                                       Without CDSC     With CDSC**
Class C Shares*

One Year Ended 2/28/06                    +1.42%           +0.43%
Five Years Ended 2/28/06                  +3.61            +3.61
Ten Years Ended 2/28/06                   +4.75            +4.75

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



Class I Shares                                             Return

One Year Ended 2/28/06                                     +2.26%
Five Years Ended 2/28/06                                   +4.46
Ten Years Ended 2/28/06                                    +5.62



Class R Shares                                             Return

One Year Ended 2/28/06                                     +1.75%
Five Years Ended 2/28/06                                   +4.03
Ten Years Ended 2/28/06                                    +5.14



MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on September 1, 2005 and held through February 28, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                 Expenses Paid
                                                              Beginning           Ending       During the Period*
                                                            Account Value     Account Value    September 1, 2005
                                                             September 1,      February 28,     to February 28,
                                                                 2005              2006               2006
Actual

Class A                                                         $1,000          $   996.40           $5.20
Class B                                                         $1,000          $   993.80           $7.71
Class C                                                         $1,000          $   994.50           $8.06
Class I                                                         $1,000          $   998.60           $4.01
Class R                                                         $1,000          $   996.10           $6.58

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000          $1,019.59            $5.26
Class B                                                         $1,000          $1,017.06            $7.80
Class C                                                         $1,000          $1,016.72            $8.15
Class I                                                         $1,000          $1,020.78            $4.06
Class R                                                         $1,000          $1,018.20            $6.66


 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.05% for Class A, 1.56% for Class B, 1.63% for Class C, .81% for Class I and 1.33% for Class R),
   multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006


Schedule of Investments
                                                      Face       Interest                    Maturity
Issue                                                Amount        Rate                      Date(s)                    Value
U.S. Government & Agency Obligations--19.9%



Fannie Mae                                       $   3,000,000      6.25 %                  5/15/2029            $      3,536,211
                                                    39,200,000      6.625                   9/15/2009                  41,321,935

Federal Farm Credit Bank                            15,500,000      4.55                    6/08/2020                  14,685,770

Freddie Mac                                         25,000,000      4.375                   9/17/2010                  24,484,950

U.S. Treasury Bonds                                 10,000,000      4.50                    2/15/2036                   9,994,530
                                                    11,000,000      6.875                   8/15/2025                  14,036,176
                                                    42,200,000      7.125                   2/15/2023                  54,011,063
                                                    15,000,000      7.625                   2/15/2025                  20,466,795
                                                    17,502,000      8.125                   8/15/2019                  23,421,229

U.S. Treasury Notes                                  6,500,000      3.375                   2/28/2007                   6,414,181
                                                     4,015,000      3.50                    2/15/2010                   3,849,538
                                                    50,000,000      4.125                   8/15/2008                  49,427,750
                                                    42,500,000      4.50                    11/15/2010                 42,277,555

Total U.S. Government & Agency Obligations (Cost--$312,844,373)--19.9%                                                307,927,683


U.S. Government Agency Mortgage-Backed Obligations*--67.6%

Fannie Mae Guaranteed Pass-Through Certificates     37,191,640      0.686 (1)(3)            2/25/2013                     627,449
                                                     5,143,980      4.28                    2/01/2010                   4,970,245
                                                     3,445,475      4.62                    11/01/2014                  3,315,068
                                                    33,430,443      4.655                   2/01/2015                  32,211,596
                                                     9,723,673      4.68                    2/01/2015                   9,384,235
                                                     8,695,625      4.70                    3/01/2015                   8,401,358
                                                     6,384,829      4.72                    3/01/2014                   6,167,832
                                                    26,826,834      4.85 (1)                9/01/2035                  26,471,987
                                                    53,248,504      4.86              1/01/2015 - 2/01/2015            51,984,636
                                                    34,378,349      4.90                    1/01/2014                  33,689,499
                                                    25,914,802      4.94              12/01/2012 - 3/01/2015           25,545,036
                                                    32,218,238      4.954 (1)               9/01/2035                  31,612,609
                                                       958,270      5.00                    11/01/2019                    946,424
                                                       713,016      5.00                    8/01/2035                     692,873
                                                     8,842,248      5.01                    1/01/2015                   8,656,079
                                                    39,220,000      5.10                    2/01/2013                  39,126,674
                                                     8,877,724      5.25                    1/01/2016                   8,930,709
                                                    19,987,062      5.275                   11/01/2015                 20,041,549
                                                    40,432,175      5.315                   11/01/2015                 40,656,561
                                                    10,778,912      5.34                    1/01/2021                  10,814,340
                                                    30,581,346      5.355                   11/01/2015                 30,835,517
                                                    25,106,404      5.50              3/01/2032 - 2/01/2035            24,718,720
                                                     2,802,545      6.50              12/01/2008 - 2/01/2014            2,877,203
                                                    18,418,038      6.50              3/01/2033 - 1/01/2036            18,865,225
                                                       238,828      7.00 (3)                 7/1/2026                      51,072
                                                     1,462,704      7.16                    1/25/2022                   1,478,053
                                                     5,694,649      7.50              7/01/2016 - 12/01/2032            5,965,755
                                                        20,718      8.00              9/01/2024 - 9/01/2027                22,131
                                                     1,117,001      8.50              8/01/2012 - 7/15/2023             1,209,058
                                                       338,918     11.00              2/01/2011 - 8/01/2020               371,149
                                                       264,514     13.00              9/01/2013 - 3/01/2015               292,984

Freddie Mac Mortgage Participation Certificates     31,996,807      4.50              9/01/2020 - 2/01/2021            30,987,978
                                                    33,193,547      5.00              1/01/2019 - 9/01/2019            32,789,691
                                                    58,840,924      5.00              7/01/2035 - 2/01/2036            57,032,184
                                                    15,543,982      5.009 (1)               10/01/2035                 15,301,108
                                                    25,403,481      5.50              3/01/2016 - 1/01/2021            25,507,458
                                                    31,420,875      5.50              1/01/2035 - 3/01/2035            31,160,318
                                                    26,082,371      6.00             10/01/2009 - 10/01/2020           26,512,826
                                                   108,272,483      6.00              5/01/2029 - 10/01/2035          109,402,556
                                                     2,366,004      6.50                    8/01/2029                   2,430,812
                                                     1,238,041      7.00                    4/01/2032                   1,280,072
                                                     1,004,117      7.50              5/01/2009 - 10/01/2011            1,046,314
                                                    15,199,785      7.50              8/01/2017 - 12/01/2032           15,918,760


MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006


Schedule of Investments (continued)
                                                      Face       Interest                    Maturity
Issue                                                Amount        Rate                      Date(s)                    Value
U.S. Government Agency Mortgage-Backed Obligations* (concluded)

Freddie Mac Mortgage Participation Certificates   $  1,001,346      8.00 %            1/01/2008 - 7/01/2012      $      1,045,685
(concluded)                                          1,606,958      8.00              10/01/2027 - 8/01/2032            1,717,080
                                                       329,598      8.50              1/01/2025 - 7/01/2025               356,686
                                                           296     10.00                    7/01/2019                         322
                                                       203,707     11.00              8/01/2010 - 9/01/2020               223,356
                                                       164,773     11.50              7/01/2013 - 6/01/2020               178,287
                                                       140,207     12.00              6/01/2013 - 6/01/2020               153,379
                                                       223,796     12.50              12/01/2015 - 7/01/2019              243,382
                                                       304,631     13.00              9/01/2010 - 2/01/2016               334,604
                                                         3,346    628.00 (1)(3)             2/15/2022                      40,150

Ginnie Mae MBS Certificates                        136,443,200      0.778 (1)(3)            1/16/2045                   7,355,141
                                                   133,909,000      0.797 (1)(3)            1/16/2046                   7,950,847
                                                   135,640,955      0.912 (3)               11/16/2045                  7,990,100
                                                    34,758,434      1.012 (1)(3)            6/16/2045                   2,334,241
                                                    57,796,147      1.033 (1)(3)            1/16/2044                   2,765,636
                                                   164,023,298      1.065 (1)(3)            9/16/2044                   8,303,679
                                                    44,473,243      5.00              12/15/2034 - 1/15/2035           43,805,685
                                                     9,630,900      5.10             10/15/2007 - 12/01/2015            9,464,003
                                                    12,527,200      5.11              8/01/2045 - 1/15/2047            12,203,485
                                                    20,266,268      5.50              7/15/2006 - 11/30/2045           20,513,126
                                                    12,931,460      5.60                    1/15/2009                  13,226,214
                                                     7,846,700      5.70              3/01/2015 - 8/15/2046             8,012,878
                                                    49,061,300      5.80                    4/15/2046                  50,656,980
                                                     2,096,162      6.00              5/15/2024 - 11/15/2031            2,140,854
                                                    34,553,684      6.09                    10/15/2008                 36,401,867
                                                     3,972,479      7.00              4/15/2023 - 4/15/2032             4,151,268
                                                     4,510,980      7.50              2/15/2025 - 12/15/2031            4,746,703
                                                        25,804     10.50              1/15/2016 - 4/15/2021                28,759
                                                            55     11.00                    1/15/2016                          60

Total U.S. Government Agency Mortgage-Backed Obligations (Cost--$1,061,600,798)--67.6%                              1,046,648,160


U.S. Government Agency Mortgage-Backed Obligations*--Collateralized Mortgage Obligations--21.6%

Fannie Mae Guaranteed Pass-Through Certificates     14,320,753      4.721 (1)               4/25/2035                  14,322,958
                                                    23,346,209      4.881 (1)         12/25/2017 - 6/25/2028           23,406,467
                                                    18,031,939      4.981 (1)               10/25/2031                 18,154,792
                                                     5,466,674      5.00                    8/25/2022                   5,395,776
                                                    75,610,713      5.50             11/25/2022 - 11/25/2031           75,313,981
                                                     1,210,076      7.25                    3/25/2026                   1,260,207

Freddie Mac Mortgage Participation Certificates      4,463,480      2.37                    12/15/2009                  4,317,807
                                                    15,000,000      4.50                    10/15/2031                 14,083,476
                                                    25,606,595      4.92 (1)                7/15/2028                  25,675,528
                                                       411,534      4.975 (1)               2/15/2022                     411,714
                                                    19,121,000      5.50                    6/15/2030                  18,984,306

Ginnie Mae MBS Certificates                         39,068,412      3.225                   9/16/2021                  37,455,449
                                                     7,573,039      3.878                   12/16/2019                  7,373,079
                                                     4,661,939      4.25 (1)                4/16/2045                   3,763,667
                                                     8,400,000      4.522 (1)               2/16/2028                   8,042,514
                                                     5,237,520      4.65 (1)                1/16/2045                   4,624,119
                                                    20,000,000      4.658                   12/16/2030                 19,290,444
                                                     5,609,091      4.723 (1)               8/16/2045                   5,059,137
                                                     7,000,000      4.793 (1)               11/16/2037                  6,641,250
                                                    10,000,000      4.816 (1)               10/16/2029                  9,771,508
                                                     8,873,790      4.959 (1)               3/16/2046                   8,121,679
                                                     2,896,326      5.175 (1)               12/16/2044                  2,827,082
                                                    20,000,000      5.494 (1)               8/16/2027                  20,185,706

Total U.S. Government Agency Mortgage-Backed Obligations--Collateralized Mortgage Obligations
(Cost--$338,023,089)--21.6%                                                                                           334,482,646


MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006


Schedule of Investments (continued)
                         Face
                       Amount    Issue                                                                                  Value
Non-U.S. Government Agency Mortgage-Backed Obligations*--Collateralized Mortgage Obligations--12.8%

                $  11,250,000    Ameriquest Mortgage Securities, Inc. Series 2004-IA1 Class M1, 5.381%
                                 due 9/25/2034 (1)                                                               $     11,299,728
                   20,000,000    Bear Stearns Commercial Mortgage Securities Series 2005-PW10 Class A4, 5.405%
                                 due 12/11/2040 (1)                                                                    20,160,330
                   37,750,000    CS First Boston Mortgage Securities Corp. Series 2005-C6 Class A4, 5.23%
                                 due 12/15/2040 (1)                                                                    37,524,156
                    2,606,580    Centex Home Equity Series 2004-B Class AV1, 4.781% due 3/25/2034 (1)                   2,607,768
                    6,886,735    Countrywide Home Equity Loan Trust Series 2004-K Class 2A, 4.87% due 2/15/2034 (1)     6,899,406
                   20,000,000    GS Mortgage Securities Corp. II Series 2005-GG4 Class A2, 4.475% due 7/10/2039        19,425,738
                   13,128,000    JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP2 Class A2,
                                 4.575% due 7/15/2042                                                                  12,786,920
                   30,000,000    JP Morgan Chase Commercial Mortgage Security Series 2005-LDP5 Class A4, 5.179%
                                 due 12/15/2044 (1)                                                                    29,929,854
                   21,558,246    JP Morgan Mortgage Trust Series 2005-A2 Class 4A1, 5.218% due 4/25/2035 (1)           21,192,767
                    8,000,000    Residential Asset Mortgage Products, Inc. Series 2004-RS9 Class AII2, 4.921%
                                 due 5/25/2034 (1)                                                                      8,025,903
                    3,164,947    Securitized Asset Backed Receivables LLC Trust Series 2004-OP1 Class A2, 4.831%
                                 due 2/25/2034 (1)                                                                      3,164,830
                    9,338,801    Washington Mutual Series 2004-AR12 Class A3, 4.823% due 10/25/2044 (1)                 9,378,155
                   15,938,565    Wells Fargo Home Equity Trust Series 2004-2 Class A32, 4.921% due 2/25/2032 (1)       15,979,908

Total Non-U.S. Government Agency Mortgage-Backed Obligations--Collateralized Mortgage Obligations
(Cost--$199,598,092)--12.8%                                                                                           198,375,463



                    Number of
                  Contracts++    Options Purchased
Put Options Purchased     100    Pay a fixed rate of 5.95% and receive a floating rate based on 3-month LIBOR,
                                 expiring April 2007, Broker JPMorgan Chase Bank (2)                                      556,700

Total Options Purchased (Premiums Paid--$950,500)--0.0%                                                                   556,700

Total Investments (Cost--$1,913,016,852)--121.9%                                                                    1,887,990,652



                                 Options Written
Call Options Written     12.5    Pay a fixed rate of 5.06% and receive a floating rate based on 3-month LIBOR,
                                 expiring March 2006, Broker UBS Warburg (2)                                             (23,750)
                         12.5    Pay a fixed rate of 5.08% and receive a floating rate based on 3-month LIBOR,
                                 expiring March 2006, Broker JPMorgan Chase Bank (2)                                     (55,087)
                         12.5    Pay a fixed rate of 5.08% and receive a floating rate based on 3-month LIBOR,
                                 expiring March 2006, Broker Lehman Brothers Special Finance (2)                         (71,150)
                         12.5    Pay a fixed rate of 5.10% and receive a floating rate based on 3-month LIBOR,
                                 expiring March 2006, Broker Lehman Brothers Special Finance (2)                         (53,500)

Put Options Written      12.5    Pay a fixed rate of 5.06% and receive a floating rate based on 3-month LIBOR,
                                 expiring March 2006, Broker UBS Warburg (2)                                             (35,000)
                         12.5    Pay a fixed rate of 5.08% and receive a floating rate based on 3-month LIBOR,
                                 expiring March 2006, Broker JPMorgan Chase Bank (2)                                     (55,088)
                         12.5    Pay a fixed rate of 5.08% and receive a floating rate based on 3-month LIBOR,
                                 expiring March 2006, Broker Lehman Brothers Special Finance (2)                         (63,175)
                         12.5    Pay a fixed rate of 5.10% and receive a floating rate based on 3-month LIBOR,
                                 expiring March 2006, Broker Lehman Brothers Special Finance (2)                         (25,900)
                         77.5    Receive a fixed rate of 6.07% and pay a floating rate based on 3-month LIBOR,
                                 expiring April 2007, Broker JPMorgan Chase Bank (2)                                    (540,872)

Total Options Written (Premiums Received--$1,554,250)--0.0%                                                             (923,522)

                                 Total Investments, Net of Options Written
                                 (Cost--$1,911,462,602**)--121.9%                                                   1,887,067,130
                                 Liabilities in Excess of Other Assets--(21.9%)                                     (338,847,990)
                                                                                                                 ----------------
                                 Net Assets--100.0%                                                              $  1,548,219,140
                                                                                                                 ================


MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006



Schedule of Investments (continued)

 ++ One contract represents a notional amount of $1,000,000.

  * Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

 ** The cost and unrealized appreciation (depreciation) of investments, net of options written, as of February 28, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                        $    1,911,531,782
                                          ==================
    Gross unrealized appreciation         $        5,246,431
    Gross unrealized depreciation               (29,711,083)
                                          ------------------
    Net unrealized depreciation           $     (24,464,652)
                                          ==================


(1) Floating rate note.

(2) This European style option, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

(3) Represents the interest only portion of a mortgage-backed obligation.

  o Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Issue                                       Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Money Market Series                   $(26,372,500)     $ 61,920


  o Swaps outstanding as of February 28, 2006 were as follows:


                                                                  Unrealized
                                                  Notional      Appreciation
                                                   Amount     (Depreciation)

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers US Agency Index and
    pay a floating rate based on
    1-month LIBOR minus 0.05%

    Broker, Lehman Brothers
    Special Finance
    Expires April 2006                        $ 25,000,000                --

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers U.S. Treasury Index and
    pay a floating rate based on
    1-month LIBOR minus 0.12%

    Broker, Lehman Brothers
    Special Finance
    Expires May 2006                          $ 50,000,000                --



    Swaps outstanding as of February 28, 2006 were as follows (continued):


                                                                  Unrealized
                                                  Notional      Appreciation
                                                   Amount     (Depreciation)

    Pay a fixed rate of 4.94% and
    receive a floating rate based on
    3-month LIBOR

    Broker, Lehman Brothers
    Special Finance
    Expires December 2012                     $ 18,500,000        $  143,675

    Pay a fixed rate of 4.933% and
    receive a floating rate based on
    3-month LIBOR

    Broker, JPMorgan Chase Bank
    Expires January 2013                      $ 40,000,000           329,884

    Pay a fixed rate of 4.934% and
    receive a floating rate based on
    3-month LIBOR

    Broker, Lehman Brothers
    Special Finance
    Expires June 2013                         $ 35,000,000           300,193

    Pay a fixed rate of 4.8875% and
    receive a floating rate based on
    3-month LIBOR

    Broker, JPMorgan Chase Bank
    Expires December 2014                     $ 93,000,000         1,219,328

    Pay a fixed rate of 4.760% and
    receive a floating rate based on
    3-month LIBOR

    Broker, Credit Suisse First Boston
    Expires June 2015                         $ 30,000,000           688,132

    Pay a fixed rate of 4.72% and
    receive a floating rate based on
    3-month LIBOR

    Broker, Citibank N.A.
    Expires September 2015                     $ 6,500,000           173,359

    Pay a fixed rate of 5.078% and
    receive a floating rate based on
    3-month LIBOR

    Broker, Lehman Brothers
    Special Finance
    Expires December 2015                     $ 19,000,000          (18,594)

    Pay a fixed rate of 4.9575% and
    receive a floating rate based on
    a 3-month LIBOR

    Broker, JPMorgan Chase Bank
    Expires December 2015                     $ 28,500,000           259,301

    Pay a fixed rate of 4.995% and
    receive a floating rate based on
    3-month LIBOR

    Broker, UBS Warburg
    Expires December 2015                     $ 36,000,000           223,104



MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006



Schedule of Investments (concluded)


    Swaps outstanding as of February 28, 2006 (concluded):


                                                                  Unrealized
                                                  Notional      Appreciation
                                                   Amount     (Depreciation)

    Pay a fixed rate of 5.008% and
    receive a floating rate based on
    3-month LIBOR

    Broker, Lehman Brothers
    Special Finance
    Expires February 2016                     $ 12,400,000        $   66,881

    Pay a fixed rate of 5.1025% and
    receive a floating rate based on
    3-month LIBOR

    Broker, Lehman Brothers
    Special Finance
    Expires March 2016                        $ 65,500,000         (119,668)

    Receive a fixed rate of 5.065% and
    pay a floating rate based on a
    3-month LIBOR

    Broker, Lehman Brothers
    Special Finance
    Expires March 2016                        $  1,012,000          (13,135)



                                                                  Unrealized
                                                  Notional      Appreciation
                                                   Amount     (Depreciation)

    Pay a fixed rate of 5.151% and
    receive a floating rate based on
    3-month LIBOR

    Broker, JPMorgan Chase Bank
    Expires March 2016                        $ 54,000,000      $  (301,320)

    Receive a fixed rate of 4.95% and
    pay a floating rate based on
    3-month LIBOR

    Broker, JPMorgan Chase Bank
    Expires April 2017                        $ 15,140,000         (138,622)

    Pay a fixed rate of 5.11% and
    receive a floating rate based on
    3-month LIBOR

    Broker, JPMorgan Chase Bank
    Expires April 2037                        $  8,210,000          (38,012)
                                                                 -----------
    Total                                                        $ 2,774,506
                                                                 ===========


See Notes to Financial Statements.



Portfolio Information as of February 28, 2006



                                               Percent of
                                                 Total
Asset Mix                                     Investments

U.S. Government Agency Mortgage-Backed
   Obligations                                    55.5%
U.S. Government & Agency Obligations--
   Collateralized Mortgage Obligations            17.7
U.S. Government & Agency Obligations              16.3
Non-U.S. Government Agency Mortgage-
   Backed Securities--Collateralized
   Mortgage Obligations                           10.5
Other*                                             --**

 * Includes portfolio holdings in options.

** Amount is less than (.01%).



MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006


Statement of Assets and Liabilities

As of February 28, 2006
Assets

       Investments, at value (identified cost--$1,912,066,352)                                                    $ 1,887,433,952
       Options purchased, at value (premiums paid--$950,500)                                                              556,700
       Cash                                                                                                            14,026,562
       Unrealized appreciation on swaps--net                                                                            3,403,857
       Receivables:
           Securities sold                                                                     $   123,719,846
           Interest                                                                                  8,179,695
           Swaps                                                                                     2,669,935
           Beneficial interest sold                                                                  2,171,773
           Variation margin                                                                            132,000
           Options written                                                                             130,625
           Principal paydowns                                                                           19,637        137,023,511
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                  181,715
                                                                                                                  ---------------
       Total assets                                                                                                 2,042,626,297
                                                                                                                  ---------------

Liabilities

       Reverse repurchase agreement                                                                                   389,408,409
       Options written, at value (premiums received--$1,554,250)                                                          923,522
       Unrealized depreciation on swaps--net                                                                              629,351
       Payables:
           Securities purchased                                                                     90,867,662
           Beneficial interest redeemed                                                              5,238,643
           Swaps                                                                                     3,459,742
           Dividends to shareholders                                                                 1,586,559
           Other affiliates                                                                            977,071
           Investment adviser                                                                          462,858
           Distributor                                                                                 445,322
           Interest on loans                                                                           335,663
           Closed options written                                                                       24,260        103,397,780
                                                                                               ---------------
       Other liabilities                                                                                                   48,095
                                                                                                                  ---------------
       Total liabilities                                                                                              494,407,157
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 1,548,219,140
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of beneficial interest, $.10 par value, unlimited number of
       shares authorized                                                                                          $     6,834,573
       Class B Shares of beneficial interest, $.10 par value, unlimited number of
       shares authorized                                                                                                2,783,566
       Class C Shares of beneficial interest, $.10 par value, unlimited number of
       shares authorized                                                                                                2,273,964
       Class I Shares of beneficial interest, $.10 par value, unlimited number of
       shares authorized                                                                                                3,288,622
       Class R Shares of beneficial interest, $.10 par value, unlimited number of
       shares authorized                                                                                                  265,131
       Paid-in capital in excess of par                                                                             1,562,057,914
       Undistributed investment income--net                                                    $     1,335,856
       Accumulated realized losses--net                                                            (8,999,520)
       Unrealized depreciation--net                                                               (21,620,966)
                                                                                               ---------------
       Total accumulated losses--net                                                                                 (29,284,630)
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 1,548,219,140
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $685,054,103 and 68,345,726 shares of beneficial
       interest outstanding                                                                                       $         10.02
                                                                                                                  ===============
       Class B--Based on net assets of $279,023,352 and 27,835,662 shares of beneficial
       interest outstanding                                                                                       $         10.02
                                                                                                                  ===============
       Class C--Based on net assets of $227,912,872 and 22,739,640 shares of beneficial
       interest outstanding                                                                                       $         10.02
                                                                                                                  ===============
       Class I--Based on net assets of $329,690,005 and 32,886,223 shares of beneficial
       interest outstanding                                                                                       $         10.03
                                                                                                                  ===============
       Class R--Based on net assets of $26,538,808 and 2,651,312 shares of beneficial
       interest outstanding                                                                                       $         10.01
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006


Statement of Operations

For the Six Months Ended February 28, 2006
Investment Income

       Interest                                                                                                   $    43,989,973
       Securities lending--net                                                                                             61,920
                                                                                                                  ---------------
       Total income                                                                                                    44,051,893
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     3,773,755
       Interest expense                                                                              3,707,813
       Account maintenance and distribution fees--Class B                                            1,132,341
       Account maintenance and distribution fees--Class C                                              936,868
       Account maintenance fees--Class A                                                               892,776
       Transfer agent fees--Class A                                                                    870,557
       Transfer agent fees--Class I                                                                    405,661
       Transfer agent fees--Class B                                                                    396,016
       Transfer agent fees--Class C                                                                    319,155
       Accounting services                                                                             245,176
       Custodian fees                                                                                   99,020
       Short sale expense                                                                               91,875
       Account maintenance and distribution fees--Class R                                               57,644
       Professional fees                                                                                52,195
       Registration fees                                                                                45,502
       Printing and shareholder reports                                                                 43,038
       Pricing fees                                                                                     33,335
       Transfer agent fees--Class R                                                                     30,053
       Trustees' fees and expenses                                                                      28,199
       Other                                                                                            26,279
                                                                                               ---------------
       Total expenses                                                                                                  13,187,258
                                                                                                                  ---------------
       Investment income--net                                                                                          30,864,635
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                        (8,549,062)
           Futures contracts and swaps--net                                                        (1,344,552)
           Options written--net                                                                      (132,635)
           Short sales--net                                                                          (194,312)       (10,220,561)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                       (37,216,847)
           Swaps--net                                                                                8,645,621
           Options written--net                                                                      1,158,253       (27,412,973)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                       (37,633,534)
                                                                                                                  ---------------
       Net Decrease in Net Assets Resulting from Operations                                                       $   (6,768,899)
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006


Statements of Changes in Net Assets
                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                 February 28,        August 31,
Increase (Decrease) in Net Assets:                                                                   2006               2005
Operations

       Investment income--net                                                                  $    30,864,635    $    53,245,250
       Realized gain (loss)--net                                                                  (10,220,561)         25,606,893
       Change in unrealized appreciation/depreciation--net                                        (27,412,973)       (25,136,802)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from operations                             (6,768,899)         53,715,341
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Class A                                                                                (14,223,257)       (27,412,537)
           Class B                                                                                 (5,221,223)       (11,609,588)
           Class C                                                                                 (3,990,878)        (8,117,957)
           Class I                                                                                 (6,938,359)       (13,783,700)
           Class R                                                                                   (433,180)          (467,783)
       Realized gain--net:
           Class A                                                                                   (897,119)                 --
           Class B                                                                                   (370,126)                 --
           Class C                                                                                   (288,609)                 --
           Class I                                                                                   (413,656)                 --
           Class R                                                                                    (30,543)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (32,806,950)       (61,391,565)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

       Net decrease in net assets derived from beneficial interest transactions                  (116,655,046)      (184,361,007)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                              (156,230,895)      (192,037,231)
       Beginning of period                                                                       1,704,450,035      1,896,487,266
                                                                                               ---------------    ---------------
       End of period*                                                                          $ 1,548,219,140    $ 1,704,450,035
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,335,856    $     1,278,118
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006


Statement of Cash Flows

For the Six Months Ended February 28, 2006
Cash Used for Operating Activities

       Net decrease in net assets resulting from operations                                                       $   (6,768,899)
       Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
           Increase in receivables                                                                                    (3,306,729)
           Increase in other assets                                                                                      (20,176)
           Increase in other liabilities                                                                                3,106,183
           Realized and unrealized loss--net                                                                           37,633,534
           Amortization of premium and discount                                                                         1,601,477
       Proceeds from sales and paydowns of long-term securities                                                       676,485,465
       Other investment related transactions                                                                              196,645
       Purchases of long-term securities                                                                            (994,435,136)
       Proceeds from sales of short-term investments                                                                   59,100,000
       Premiums received from options written                                                                           5,298,313
       Premiums paid on closing options written                                                                       (5,112,253)
                                                                                                                  ---------------
       Cash used for operating activities                                                                           (226,221,576)
                                                                                                                  ---------------

Cash Provided by Financing Activities

       Proceeds from issuance of Common Stock                                                                         154,178,902
       Cash payments on Common Stock                                                                                (284,948,886)
       Cash receipts from borrowings                                                                                  389,408,409
       Dividends paid to shareholders                                                                                (18,432,762)
                                                                                                                  ---------------
       Cash provided by financing activities                                                                          240,205,663
                                                                                                                  ---------------

Cash

       Net increase in cash                                                                                            13,984,087
       Cash at beginning of period                                                                                         42,475
                                                                                                                  ---------------
       Cash at end of period                                                                                           14,026,562
                                                                                                                  ===============

Cash Flow Information

       Cash paid for interest                                                                                     $     3,372,150
                                                                                                                  ===============

Noncash Financing Activities

       Capital shares issued in reinvestment of dividends and distributions paid to shareholders                  $    13,958,391
                                                                                                                  ===============

       See Notes to Financial Statements.



MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006


Financial Highlights
                                                                                             Class A

                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        February 28,            For the Year Ended August 31,
from information provided in the financial statements.               2006         2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                     $      10.27   $    10.31    $    10.13   $    10.25   $     9.95
                                                                ------------   ----------    ----------   ----------   ----------
       Investment income--net                                          .20++        .32++         .27++          .32          .43
       Realized and unrealized gain (loss)--net                        (.24)          .01           .19        (.12)          .30
                                                                ------------   ----------    ----------   ----------   ----------
       Total from investment operations                                (.04)          .33           .46          .20          .73
                                                                ------------   ----------    ----------   ----------   ----------
       Less dividends and distributions from:
           Investment income--net                                      (.20)        (.37)         (.28)        (.32)        (.43)
           Realized gain--net                                          (.01)           --            --           --           --
                                                                ------------   ----------    ----------   ----------   ----------
       Total dividends and distributions                               (.21)        (.37)         (.28)        (.32)        (.43)
                                                                ------------   ----------    ----------   ----------   ----------
       Net asset value, end of period                           $      10.02   $    10.27    $    10.31   $    10.13   $    10.25
                                                                ============   ==========    ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                          (.36%)+++        3.22%         4.63%        1.93%        7.54%
                                                                ============   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, excluding interest expense                           1.05%*        1.01%          .98%         .95%         .97%
                                                                ============   ==========    ==========   ==========   ==========
       Expenses                                                       1.51%*        1.01%          .98%         .95%         .97%
                                                                ============   ==========    ==========   ==========   ==========
       Investment income--net                                         3.99%*        3.11%         2.65%        3.09%        4.30%
                                                                ============   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                 $    685,054   $  769,309    $  798,279   $  855,543   $  819,410
                                                                ============   ==========    ==========   ==========   ==========
       Portfolio turnover                                             41.98%      336.73%       508.54%      428.59%      426.77%
                                                                ============   ==========    ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006


Financial Highlights (continued)
                                                                                             Class B

                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        February 28,            For the Year Ended August 31,
from information provided in the financial statements.               2006         2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                     $      10.27   $    10.31    $    10.13   $    10.26   $     9.95
                                                                ------------   ----------    ----------   ----------   ----------
       Investment income--net                                          .17++        .26++         .22++          .26          .38
       Realized and unrealized gain (loss)--net                        (.24)          .01           .19        (.13)          .31
                                                                ------------   ----------    ----------   ----------   ----------
       Total from investment operations                                (.07)          .27           .41          .13          .69
                                                                ------------   ----------    ----------   ----------   ----------
       Less dividends and distributions from:
           Investment income--net                                      (.17)        (.31)         (.23)        (.26)        (.38)
           Realized gain--net                                          (.01)           --            --           --           --
                                                                ------------   ----------    ----------   ----------   ----------
       Total dividends and distributions                               (.18)        (.31)         (.23)        (.26)        (.38)
                                                                ------------   ----------    ----------   ----------   ----------
       Net asset value, end of period                           $      10.02   $    10.27    $    10.31   $    10.13   $    10.26
                                                                ============   ==========    ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                          (.62%)+++        2.68%         4.09%        1.40%        6.99%
                                                                ============   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, excluding interest expense                           1.56%*        1.53%         1.50%        1.47%        1.49%
                                                                ============   ==========    ==========   ==========   ==========
       Expenses                                                       2.02%*        1.53%         1.50%        1.47%        1.49%
                                                                ============   ==========    ==========   ==========   ==========
       Investment income--net                                         3.47%*        2.55%         2.14%        2.58%        3.76%
                                                                ============   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                 $    279,023   $  332,744    $  438,679   $  591,435   $  613,282
                                                                ============   ==========    ==========   ==========   ==========
       Portfolio turnover                                             41.98%      336.73%       508.54%      428.59%      426.77%
                                                                ============   ==========    ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006


Financial Highlights (continued)
                                                                                             Class C

                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        February 28,            For the Year Ended August 31,
from information provided in the financial statements.               2006         2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                     $      10.26   $    10.31    $    10.13   $    10.25   $     9.95
                                                                ------------   ----------    ----------   ----------   ----------
       Investment income--net                                         .17+++       .26+++        .21+++          .26          .37
       Realized and unrealized gain (loss)--net                        (.23)         --++           .19        (.12)          .30
                                                                ------------   ----------    ----------   ----------   ----------
       Total from investment operations                                (.06)          .26           .40          .14          .67
                                                                ------------   ----------    ----------   ----------   ----------
       Less dividends and distributions from:
           Investment income--net                                      (.17)        (.31)         (.22)        (.26)        (.37)
           Realized gain--net                                          (.01)           --            --           --           --
                                                                ------------   ----------    ----------   ----------   ----------
       Total dividends and distributions                               (.18)        (.31)         (.22)        (.26)        (.37)
                                                                ------------   ----------    ----------   ----------   ----------
       Net asset value, end of period                           $      10.02   $    10.26    $    10.31   $    10.13   $    10.25
                                                                ============   ==========    ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                        (.55%)+++++        2.53%         4.03%        1.35%        6.94%
                                                                ============   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, excluding interest expense                           1.63%*        1.59%         1.55%        1.52%        1.54%
                                                                ============   ==========    ==========   ==========   ==========
       Expenses                                                       2.09%*        1.59%         1.55%        1.52%        1.54%
                                                                ============   ==========    ==========   ==========   ==========
       Investment income--net                                         3.42%*        2.51%         2.09%        2.52%        3.40%
                                                                ============   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                 $    227,913   $  247,884    $  301,532   $  414,539   $  384,119
                                                                ============   ==========    ==========   ==========   ==========
       Portfolio turnover                                             41.98%      336.73%       508.54%      428.59%      426.77%
                                                                ============   ==========    ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

        ++ Amount is less than $.01 per share.

       +++ Based on average shares outstanding.

     +++++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006


Financial Highlights (continued)
                                                                                             Class I

                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        February 28,            For the Year Ended August 31,
from information provided in the financial statements.               2006         2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                     $      10.27   $    10.31    $    10.13   $    10.26   $     9.95
                                                                ------------   ----------    ----------   ----------   ----------
       Investment income--net                                         .21+++       .35+++        .29+++          .34          .46
       Realized and unrealized gain (loss)--net                        (.23)         --++           .20        (.13)          .31
                                                                ------------   ----------    ----------   ----------   ----------
       Total from investment operations                                (.02)          .35           .49          .21          .77
                                                                ------------   ----------    ----------   ----------   ----------
       Less dividends and distributions from:
           Investment income--net                                      (.21)        (.39)         (.31)        (.34)        (.46)
           Realized gain--net                                          (.01)           --            --           --           --
                                                                ------------   ----------    ----------   ----------   ----------
       Total dividends and distributions                               (.22)        (.39)         (.31)        (.34)        (.46)
                                                                ------------   ----------    ----------   ----------   ----------
       Net asset value, end of period                           $      10.03   $    10.27    $    10.31   $    10.13   $    10.26
                                                                ============   ==========    ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                        (.14%)+++++        3.47%         4.89%        2.08%        7.91%
                                                                ============   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, excluding interest expense                            .81%*         .76%          .73%         .70%         .72%
                                                                ============   ==========    ==========   ==========   ==========
       Expenses                                                       1.27%*         .76%          .73%         .70%         .72%
                                                                ============   ==========    ==========   ==========   ==========
       Investment income--net                                         4.25%*        3.38%         2.89%        3.34%        4.53%
                                                                ============   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                 $    329,690   $  334,660    $  349,958   $  328,408   $  296,305
                                                                ============   ==========    ==========   ==========   ==========
       Portfolio turnover                                             41.98%      336.73%       508.54%      428.59%      426.77%
                                                                ============   ==========    ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
           Class I Shares are no longer subject to any front-end sales charge.

        ++ Amount is less than $.01 per share.

       +++ Based on average shares outstanding.

     +++++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006


Financial Highlights (concluded)
                                                                                                    Class R

                                                                                                                  For the Period
                                                                             For the Six                            January 3,
                                                                             Months Ended    For the Year Ended     2003++ to
The following per share data and ratios have been derived                    February 28,        August 31,         August 31,
from information provided in the financial statements.                           2006          2005        2004        2003
Per Share Operating Performance

       Net asset value, beginning of period                                   $     10.25    $    10.29   $    10.12   $    10.31
                                                                              -----------    ----------   ----------   ----------
       Investment income--net                                                      .19+++        .31+++       .23+++          .24
       Realized and unrealized gain (loss)--net                                     (.23)         (.01)          .20        (.19)
                                                                              -----------    ----------   ----------   ----------
       Total from investment operations                                             (.04)           .30          .43          .05
                                                                              -----------    ----------   ----------   ----------
       Less dividends and distributions from:
           Investment income--net                                                   (.19)         (.34)        (.26)        (.24)
           Realized gain--net                                                       (.01)            --           --           --
                                                                              -----------    ----------   ----------   ----------
       Total from dividends and distributions                                       (.20)         (.34)        (.26)        (.24)
                                                                              -----------    ----------   ----------   ----------
       Net asset value, end of period                                         $     10.01    $    10.25   $    10.29   $    10.12
                                                                              ===========    ==========   ==========   ==========

Total Investment Return

       Based on net asset value per share                                     (.39%)+++++         2.96%        4.34%    .44%+++++
                                                                              ===========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, excluding interest expense                                        1.33%*         1.27%        1.21%       1.23%*
                                                                              ===========    ==========   ==========   ==========
       Expenses                                                                    1.81%*         1.27%        1.21%       1.23%*
                                                                              ===========    ==========   ==========   ==========
       Investment income--net                                                      3.76%*         2.97%        2.25%       2.81%*
                                                                              ===========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                               $    26,539    $   19,854   $    8,040   $       77
                                                                              ===========    ==========   ==========   ==========
       Portfolio turnover                                                          41.98%       336.73%      508.54%      428.59%
                                                                              ===========    ==========   ==========   ==========

         * Annualized.

        ++ Commencement of operations.

       +++ Based on average shares outstanding.

     +++++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006



Notes to Financial Statements



1. Significant Accounting Policies:
Merrill Lynch U.S. Government Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge.
Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote upon material changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.



MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006



Notes to Financial Statements (continued)


Generally, trading in foreign securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.

(b) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements--The Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient client income to pay its obligation under the reverse repurchase agreement, the Fund would be in default and the counterparty would be able to terminate the repurchase agreement. At the time a portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing cash, or cash equivalents of liquid high grade debt securities having a value at least equal to the repurchase price.

(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.



MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006



Notes to Financial Statements (continued)


* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under contracts' terms and the possible lack of liquidity with respect to the swap agreements.

* Short sales--When a Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income and extended delivery fees are recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.



MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006



Notes to Financial Statements (continued)


FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operationsof the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following rates:


Portion of Average Daily Value of Net Assets:           Rate

Not exceeding $500 million                             .500%
In excess of $500 million but not
   exceeding $1 billion                                .475%
In excess of $1 billion but not
   exceeding $1.5 billion                              .450%
In excess of $1.5 billion but not
   exceeding $2 billion                                .425%
In excess of $2 billion but not
   exceeding $2.5 billion                              .400%
In excess of $2.5 billion but not
   exceeding $3.5 billion                              .375%
In excess of $3.5 billion but not
   exceeding $5 billion                                .350%
In excess of $5 billion but not
   exceeding $6.5 billion                              .325%
Exceeding $6.5 billion                                 .300%


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                      Account
                                  Maintenance      Distribution
                                          Fee               Fee

Class A                                  .25%                --
Class B                                  .25%              .50%
Class C                                  .25%              .55%
Class R                                  .25%              .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended February 28, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                        FAMD             MLPF&S

Class A                            $   2,066          $  16,624
Class I                            $   2,193          $  27,102


For the six months ended February 28, 2006, MLPF&S received contingent deferred sales charges of $132,615 and $3,223 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $839 relating to transactions subject to front-end sales charge waivers in Class I Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended February 28, 2006, MLIM, LLC received $26,329 in securities lending agent fees.

For the six months ended February 28, 2006, the Fund reimbursed MLIM $17,850 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to merge ML & Co.'s investment management business, including FAM, with the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases (including pay-ups) and sales (including paydowns) of investments, excluding short-term securities, for the six months ended February 28, 2006 were $1,034,983,205 and $764,431,642, respectively.



MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006



Notes to Financial Statements (continued)


Transactions in call and put options written for the six months ended February 28, 2006 were as follows:


Call Options                               Number of           Premiums
Written                                   Contracts*           Received

Outstanding call options written,
   beginning of period                           164       $    527,750
Options written                                  325          2,222,969
Options expired                                 (25)           (52,500)
Options closed                                 (414)        (2,396,344)
                                     ---------------    ---------------
Outstanding call options written,
end of period                                     50    $       301,875
                                     ===============    ===============

 * One contract represents a notional amount of $1,000,000.



Put Options                                Number of           Premiums
Written                                   Contracts*           Received

Outstanding put options written,
   beginning of period                         164.0    $       734,075
Options written                                402.5          3,205,969
Options expired                               (25.0)           (85,000)
Options closed                               (414.0)        (2,602,669)
                                     ---------------    ---------------
Outstanding put options written,
   end of period                               127.5    $     1,252,375
                                     ===============    ===============

 * One contract represents a notional amount of $1,000,000.


4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $116,655,046 and $184,361,007 for the six months ended February 28, 2006 and the year ended August 31, 2005, respectively.

Transactions in shares of beneficial interest for each class were as follows:



Class A Shares for the
Six Months Ended                                                 Dollar
February 28, 2006                             Shares             Amount

Shares sold                                4,942,979    $    49,837,702
Automatic conversion of shares               976,556          9,833,742
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             582,522          5,873,477
                                     ---------------    ---------------
Total issued                               6,502,057         65,544,921
Shares redeemed                         (13,096,286)      (132,086,270)
                                     ---------------    ---------------
Net decrease                             (6,594,229)    $  (66,541,349)
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                               13,755,263    $   141,240,518
Automatic conversion of shares             1,537,836         15,782,440
Shares issued to shareholders in
   reinvestment of dividends               1,088,754         11,168,892
                                     ---------------    ---------------
Total issued                              16,381,853        168,191,850
Shares redeemed                         (18,900,986)      (194,005,388)
                                     ---------------    ---------------
Net decrease                             (2,519,133)    $  (25,813,538)
                                     ===============    ===============



Class B Shares for the
Six Months Ended                                                 Dollar
February 28, 2006                             Shares             Amount

Shares sold                                1,681,079    $    16,949,300
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             412,561          4,159,387
                                     ---------------    ---------------
Total issued                               2,093,640         21,108,687
                                     ---------------    ---------------
Shares redeemed                          (5,693,064)       (57,370,936)
Automatic conversion of shares             (976,447)        (9,833,742)
                                     ---------------    ---------------
Total redeemed                           (6,669,511)       (67,204,678)
                                     ---------------    ---------------
Net decrease                             (4,575,871)    $  (46,095,991)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                                3,965,033    $    40,697,638
Shares issued to shareholders in
   reinvestment of dividends                 832,873          8,544,862
                                     ---------------    ---------------
Total issued                               4,797,906         49,242,500
                                     ---------------    ---------------
Shares redeemed                         (13,411,984)      (137,655,114)
Automatic conversion of shares           (1,537,822)       (15,782,440)
                                     ---------------    ---------------
Total redeemed                          (14,949,806)      (153,437,554)
                                     ---------------    ---------------
Net decrease                            (10,151,900)    $ (104,195,054)
                                     ===============    ===============



Class C Shares for the
Six Months Ended                                                 Dollar
February 28, 2006                             Shares             Amount

Shares sold                                2,273,759    $    22,916,475
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             326,728          3,293,170
                                     ---------------    ---------------
Total issued                               2,600,487         26,209,645
Shares redeemed                          (4,009,455)       (40,387,220)
                                     ---------------    ---------------
Net decrease                             (1,408,968)    $  (14,177,575)
                                     ===============    ===============



MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006



Notes to Financial Statements (concluded)


Class C Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                                4,015,656    $    41,183,291
Shares issued to shareholders in
   reinvestment of dividends                 592,719          6,079,698
                                     ---------------    ---------------
Total issued                               4,608,375         47,262,989
Shares redeemed                          (9,720,117)       (99,718,766)
                                     ---------------    ---------------
Net decrease                             (5,111,742)    $  (52,455,777)
                                     ===============    ===============



Class I Shares for the
Six Months Ended                                                 Dollar
February 28, 2006                             Shares             Amount

Shares sold                                5,169,114    $    52,106,119
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              19,496            196,476
                                     ---------------    ---------------
Total issued                               5,188,610         52,302,595
Shares redeemed                          (4,896,932)       (49,330,087)
                                     ---------------    ---------------
Net increase                                 291,678    $     2,972,508
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                               14,818,949    $   152,032,859
Shares issued to shareholders in
   reinvestment of dividends                  41,103            421,526
                                     ---------------    ---------------
Total issued                              14,860,052        152,454,385
Shares redeemed                         (16,211,687)      (166,192,288)
                                     ---------------    ---------------
Net decrease                             (1,351,635)    $  (13,737,903)
                                     ===============    ===============



Class R Shares for the
Six Months Ended                                                 Dollar
February 28, 2006                             Shares             Amount

Shares sold                                1,238,926    $    12,461,711
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              43,315            435,881
                                     ---------------    ---------------
Total issued                               1,282,241         12,897,592
Shares redeemed                            (567,574)        (5,710,231)
                                     ---------------    ---------------
Net increase                                 714,667    $     7,187,361
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                                1,626,211    $    16,665,960
Shares issued to shareholders in
   reinvestment of dividends                  43,218            442,418
                                     ---------------    ---------------
Total issued                               1,669,429         17,108,378
Shares redeemed                            (514,000)        (5,267,113)
                                     ---------------    ---------------
Net increase                               1,155,429    $    11,841,265
                                     ===============    ===============


5. Reverse Repurchase Agreement:
For the six months ended February 28, 2006, the Fund's average amount outstanding was approximately $176,790,000 and daily weighted average interest rate was 3.10%.


6. Short-Term Borrowings:
The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended February 28, 2006. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.



MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Manager") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Manager or its affiliates. The Co-chairmen of the Board are also independent trustees. New director nominees are chosen as nominees by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee and the independent trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.


Management Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's management agreement (the "Management Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Manager and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Manager and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Manager and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution;
(b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Manager's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Manager and its affiliates.

The Board believes that the Manager is one of the most experienced global asset management firms and considers the overall services provided by the Manager to be of high quality. The Board also believes that the Manager is financially sound and well managed and notes that the Manager is affiliated with one of America's largest financial firms. The Board works closely with the Manager in overseeing the Manager's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Manager taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Trustees

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials include
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund;
(c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; and (d) information on the profitability to the Manager and its affiliates of the Management Agreement and other relationships with the Fund. The Board also considers other matters it deems important to the approval process such as payments made to the Manager or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Manager and its affiliates from their relationship with the Fund.


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement in February, 2006, the independent trustees' and Board's review included the following:



MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006



Disclosure of Investment Advisory Agreement (concluded)


Services Provided by the Manager--The Board reviewed the nature, extent and quality of services provided by the Manager, focusing on investment advisory services and the resulting performance of the Fund. The Board uses data provided by Lipper and by the Manager in its review of advisory services. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Manager's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the comparative data indicated that performance was satisfactory. The Board concluded that the nature and quality of these services supported the continuation of the Management Agreement with the Fund.

The Manager's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Manager responsible for investment operations and the senior management of the Manager's taxable fixed-income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Manager's investment staff, its use of technology, and the Manager's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Manager's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio managers and noted that each member of the Fund's management team has more than eight years' experience in analyzing and investing in fixed income securities. Moreover, the Manager and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds considered comparable by Lipper. The Board also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Manager to other types of clients with similar investment mandates and noted that the fees charged to a retail offshore fund exceeded those being charged to the Fund. The Board determined that the Fund's contractual and actual management fee rates, as well as total expenses, were competitive with those of comparable funds. The Board concluded that the Fund's management fee rate and overall expense ratio are reasonable when compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the Manager, and the Manager's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Manager's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board concluded that that the profits of the Manager and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board noted that the Fund's management fee rate includes a breakpoint schedule that reduces the Fund's management fee rate as the Fund's assets increase. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.


Conclusion

After the independent trustees deliberated in executive session, the entire Board, including all of the independent trustees, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee (including fee waivers) was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006


Officers and Trustees


Robert C. Doll, Jr., President and Trustee
James H. Bodurtha, Trustee
Kenneth A. Froot, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Donald C. Burke, Vice President and Treasurer
Thomas Musmanno, Vice President
Laura Powers, Vice President
Frank Viola, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2006, Stephen B. Swensrud retired as Trustee of Merrill Lynch U.S. Government Fund. The Fund's Board of Trustees wishes Mr. Swensrud well in his retirement.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH U.S. GOVERNMENT FUND                            FEBRUARY 28, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch U.S. Government Fund


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch U.S. Government Fund


Date: April 20, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch U.S. Government Fund


Date: April 20, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch U.S. Government Fund


Date: April 20, 2006